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 T. ROWE PRICE
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International Funds, Inc.

   T. Rowe Price Global Bond Fund

 Supplement to prospectus dated March 1, 2000
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 Important Information About the Global Bond Fund

 We want to let you know that on July 18, 2000, the Board of Directors of the T. Rowe Price International Funds, Inc. recommended a plan of reorganization for the Global Bond Fund. Under the reorganization, the assets of the fund would be merged into the T. Rowe Price International Bond Fund. The Global Bond Fund was closed to new investors on July 18.

 If you hold shares in the Global Bond Fund at the close of business August 25, 2000, the "record" date, you will have the opportunity to vote on the reorganization plan. Proxy materials and voting instructions will be mailed in early September to shareholders of record, and a special shareholder meeting will be held on October 25, 2000. If the proposal is approved, the transfer of assets will take place soon thereafter, and you will then own shares with the same total value in the International Bond Fund. The merger is designed to have no adverse tax consequences for shareholders in the Global Bond Fund.

 Please note that the Emerging Markets Bond Fund is not involved in the reorganization plan.

 Detailed information about the proposed reorganization is provided only by the proxy. You may wish to read the information on the International Bond Fund in the Foreign Bond Funds prospectus. If we can provide additional information about the International Bond Fund or any other T. Rowe Price fund, please give us a call at 1-800-225-5132 or visit our Web site at www.troweprice.com.
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 The date of this supplement is July 19, 2000.
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                                                                 C02-041 7/19/00